Exhibit 99.1

Broadcom Inc. Announces Third Quarter Fiscal Year 2026 Financial Results and Quarterly Dividend

•Revenue of $29.6 billion for the third quarter, up 86 percent from the prior year period
•GAAP operating income of $16.0 billion for the third quarter; Non-GAAP operating income of $20.1 billion for the third quarter
•GAAP diluted EPS of $2.68 for the third quarter; Non-GAAP diluted EPS of $3.32 for the third quarter
•Cash from operations of $14.2 billion for the third quarter, less capital expenditures of $0.5 billion, resulted in $13.7 billion of free cash flow, or 46 percent of revenue
•Quarterly common stock dividend of $0.65 per share
•Fourth quarter fiscal year 2026 revenue guidance of approximately $34.8 billion, an increase of 93 percent from the prior year period
•Fourth quarter fiscal year 2026 Non-GAAP operating income guidance of approximately 66 percent of projected revenue (1)

PALO ALTO, Calif. – September 2, 2026 – Broadcom Inc. (Nasdaq: AVGO), a global technology leader that designs, develops and supplies semiconductor and infrastructure software solutions, today reported financial results for its third quarter of fiscal year 2026, ended August 2, 2026, provided guidance for its fourth quarter of fiscal year 2026 and announced its quarterly dividend.

“Demand for our custom AI accelerators and networking continues to be very strong. Q3 AI semiconductor revenue of $16.7 billion grew 221% year-over-year, and 54% quarter-over-quarter,” said Hock Tan, President and CEO of Broadcom Inc. “In Q4 the momentum continues, and we expect AI semiconductor revenue to accelerate to $21.7 billion, up 236% year-over-year.”

“Broadcom achieved record revenue, operating profit and free cash flow in Q3. We delivered non-GAAP operating income growth of 92% year-over-year, as consolidated revenue grew 86% year-over-year to $29.6 billion,” said Amie Thuener, CFO of Broadcom Inc. “Q4 consolidated revenue growth is forecasted to increase 93% year-over-year to $34.8 billion, and we expect to maintain our non-GAAP operating margin at 66%, flat from a year ago.”

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(1) The Company is not readily able to provide a reconciliation of projected non-GAAP financial measures presented to the relevant projected GAAP measures without unreasonable effort.

Third Quarter Fiscal Year 2026 Financial Highlights

	GAAP			Non-GAAP
(Dollars in millions, except per share data)	Q3 26	Q3 25	Change	Q3 26	Q3 25	Change
Net revenue	$29,591	$15,952	+86%	$29,591	$15,952	+86%
Operating income	$15,955	$5,887	+171%	$20,095	$10,455	+92%
Net income	$13,088	$4,140	+216%	$16,372	$8,404	+95%
Earnings per common share - diluted	$2.68	$0.85	+215%	$3.32	$1.69	+96%

(Dollars in millions)	Q3 26	Q3 25	Change
Cash flow from operations	$14,197	$7,166	+98%
Free cash flow	$13,665	$7,024	+95%

Net revenue by segment
(Dollars in millions)	Q3 26		Q3 25		Change
Semiconductor solutions	$20,839	70%	$9,166	57%	+127%
Infrastructure software	8,752	30	6,786	43	+29%
Total net revenue	$29,591	100%	$15,952	100%

The Company’s cash and cash equivalents at the end of the fiscal quarter were $24.0 billion, compared to $19.6 billion at the end of the prior fiscal quarter.

During the third fiscal quarter, the Company generated $14.2 billion in cash from operations and spent $0.5 billion on capital expenditures, resulting in $13.7 billion of free cash flow.

On June 30, 2026, the Company paid a cash dividend of $0.65 per share, totaling $3.1 billion.

The differences between the Company’s GAAP and non-GAAP results are described generally under “Non-GAAP Financial Measures” below and presented in detail in the financial reconciliation tables attached to this release.

Fourth Quarter Fiscal Year 2026 Business Outlook

Based on current business trends and conditions, the outlook for the fourth quarter of fiscal year 2026, ending November 1, 2026, is expected to be as follows:

•Fourth quarter revenue guidance of approximately $34.8 billion;
•Fourth quarter non-GAAP operating income guidance of approximately 66 percent of projected revenue.

The guidance provided above is only an estimate of what the Company believes is realizable as of the date of this release. The Company is not readily able to provide a reconciliation of projected non-GAAP financial measures to the relevant projected GAAP measures without unreasonable effort. Actual results will vary from the guidance and the variations may be material. The Company undertakes no intent or obligation to publicly update or revise any of these projections, whether as a result of new information, future events or otherwise, except as required by law.

Quarterly Dividends

The Board of Directors of Broadcom has approved a quarterly cash dividend of $0.65 per share. The dividend is payable on September 30, 2026 to stockholders of record at the close of business (5:00 p.m. Eastern Time) on September 21, 2026.

Financial Results Conference Call

Broadcom Inc. will host a conference call to review its financial results for the third quarter of fiscal year 2026 and to discuss the business outlook today at 2:00 p.m. Pacific Time.

To Listen via Internet: The conference call can be accessed live online in the Investors section of the Broadcom website at https://investors.broadcom.com/.

Replay: An audio replay of the conference call can be accessed for one year through the Investors section of Broadcom’s website at https://investors.broadcom.com/.

Non-GAAP Financial Measures

The non-GAAP measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. When possible, a reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release. The Company is not readily able to provide a reconciliation of projected non-GAAP measures to the comparable GAAP measures without unreasonable effort. Broadcom believes non-GAAP financial information provides additional insight into the Company’s on-going performance. Therefore, Broadcom provides this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons.

In addition to GAAP reporting, Broadcom provides investors with net income, operating income, gross margin, operating expenses, cash flow and other data on a non-GAAP basis. This non-GAAP information excludes amortization of acquisition-related intangible assets, stock-based compensation expense, restructuring and other charges, acquisition-related costs, including integration costs, non-GAAP tax reconciling adjustments, and other adjustments. Management does not believe that these items are reflective of the Company’s underlying performance. Internally, these non-GAAP measures are significant measures used by management for purposes of evaluating the core operating performance of the Company, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to the Company’s operations, and benchmarking performance externally against the Company’s competitors. The exclusion of these and other similar items from Broadcom’s non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual.

Free cash flow measures have limitations as they omit certain components of the overall cash flow statement and do not represent the residual cash flow available for discretionary expenditures. Investors should not consider presentation of free cash flow measures as implying that stockholders have any right to such cash. Broadcom’s free cash flow may not be calculated in a manner comparable to similarly named measures used by other companies.

About Broadcom

Broadcom Inc. (NASDAQ: AVGO) is a technology leader that designs, develops, and supplies semiconductors and infrastructure software for global organizations’ complex, mission-critical needs. Broadcom combines long-term R&D investment with superb execution to deliver the best technology, at scale. Broadcom is a Delaware corporation headquartered in Palo Alto, CA. For more information, visit www.broadcom.com.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance, our plans and expectations with regard to our share repurchases, and other statements identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of Broadcom’s management, current information available to Broadcom’s management, and current market trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in these forward-looking statements. Accordingly, undue reliance should not be placed on such statements.

Particular uncertainties that could materially affect future results include risks associated with: global economic conditions and uncertainty; government regulations, trade restrictions and trade tensions; global political and economic conditions relating to our international operations; cyclicality in the semiconductor industry undergoing profound change due to AI; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; the slow or unsuccessful return on our research and development investments, expansion of our business strategy or adoption of new business models; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; our ability to continue winning business in the semiconductor solutions industry; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; dependence on senior management and our ability to attract and retain qualified personnel; our ability to maintain or improve gross margin; our ability to protect against cybersecurity threats and a breach of security systems; prolonged disruptions of our, our customers’ or our suppliers’ facilities or other significant operations; our ability to maintain appropriate manufacturing capacity and quality; dependence on and risks associated with distributors and other channel partners of our products; ability of our software portfolio to manage and secure IT infrastructures and environments; demand for our data center virtualization products and customer acceptance of our software, services and business strategy; competitiveness of our software solutions and compatibility of our software with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; use of open source software in our software and services; sales to government customers; our ability to manage our software solutions and services lifecycles; our competitive performance; quarterly and annual fluctuations in operating results; any acquisitions or dispositions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; involvement in legal proceedings; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims, or other undetected defects or bugs; our compliance with privacy and data security laws; corporate responsibility matters; our provision for income taxes and overall cash tax costs; our ability to maintain tax concessions in certain jurisdictions; potential tax liabilities as a result of acquiring VMware; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; the amount and frequency of our share repurchase program; and other events and trends on a national, regional, industry-specific and global scale, including those of a political, economic, business, competitive and regulatory nature.

Our filings with the SEC, which are available without charge at the SEC’s website at https://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:
Ji Yoo
Broadcom Inc.
Investor Relations
650-427-6000
investor.relations@broadcom.com

(AVGO-Q)

BROADCOM INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
(IN MILLIONS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended			Three Fiscal Quarters Ended
	August 2, 2026	May 3, 2026	August 3, 2025	August 2, 2026	August 3, 2025

Net revenue	$29,591	$22,187	$15,952	$71,089	$45,872
Cost of revenue:
Cost of revenue	7,624	5,301	3,704	17,604	10,273
Amortization of acquisition-related intangible assets	1,499	1,461	1,519	4,422	4,486
Restructuring charges	12	10	26	35	68
Total cost of revenue	9,135	6,772	5,249	22,061	14,827
Gross margin	20,456	15,415	10,703	49,028	31,045
Research and development	2,895	2,995	3,050	8,855	7,996
Selling, general and administrative	996	1,055	1,072	3,070	3,104
Amortization of acquisition-related intangible assets	507	506	507	1,520	1,524
Restructuring and other charges	103	71	187	277	445
Total operating expenses	4,501	4,627	4,816	13,722	13,069
Operating income	15,955	10,788	5,887	35,306	17,976
Interest expense	(778)	(776)	(807)	(2,355)	(2,449)
Other income, net	98	118	205	649	333
Income before income taxes	15,275	10,130	5,285	33,600	15,860
Provision for income taxes	2,187	820	1,145	3,853	1,252
Net income	$13,088	$9,310	$4,140	$29,747	$14,608

Net income per share:
Basic	$2.75	$1.96	$0.88	$6.26	$3.10
Diluted	$2.68	$1.91	$0.85	$6.09	$3.02

Weighted-average shares used in per share calculations:
Basic	4,766	4,747	4,714	4,752	4,705
Diluted	4,887	4,876	4,860	4,884	4,841

Stock-based compensation expense:
Cost of revenue	$224	$223	$251	$683	$607
Research and development	1,344	1,395	1,573	4,186	3,564
Selling, general and administrative	451	474	498	1,418	1,202
Total stock-based compensation expense	$2,019	$2,092	$2,322	$6,287	$5,373

BROADCOM INC.
FINANCIAL RECONCILIATION: GAAP TO NON-GAAP — UNAUDITED
(IN MILLIONS)

	Fiscal Quarter Ended			Three Fiscal Quarters Ended
	August 2, 2026	May 3, 2026	August 3, 2025	August 2, 2026	August 3, 2025

Gross margin on GAAP basis	$20,456	$15,415	$10,703	$49,028	$31,045
Amortization of acquisition-related intangible assets	1,499	1,461	1,519	4,422	4,486
Stock-based compensation expense	224	223	251	683	607
Restructuring charges	12	10	26	35	68
Gross margin on non-GAAP basis	$22,191	$17,109	$12,499	$54,168	$36,206

Research and development on GAAP basis	$2,895	$2,995	$3,050	$8,855	$7,996
Stock-based compensation expense	1,344	1,395	1,573	4,186	3,564
Research and development on non-GAAP basis	$1,551	$1,600	$1,477	$4,669	$4,432

Selling, general and administrative expense on GAAP basis	$996	$1,055	$1,072	$3,070	$3,104
Stock-based compensation expense	451	474	498	1,418	1,202
Acquisition-related costs	—	—	7	2	204
Selling, general and administrative expense on non-GAAP basis	$545	$581	$567	$1,650	$1,698

Total operating expenses on GAAP basis	$4,501	$4,627	$4,816	$13,722	$13,069
Amortization of acquisition-related intangible assets	507	506	507	1,520	1,524
Stock-based compensation expense	1,795	1,869	2,071	5,604	4,766
Restructuring and other charges	103	71	187	277	445
Acquisition-related costs	—	—	7	2	204
Total operating expenses on non-GAAP basis	$2,096	$2,181	$2,044	$6,319	$6,130

Operating income on GAAP basis	$15,955	$10,788	$5,887	$35,306	$17,976
Amortization of acquisition-related intangible assets	2,006	1,967	2,026	5,942	6,010
Stock-based compensation expense	2,019	2,092	2,322	6,287	5,373
Restructuring and other charges	115	81	213	312	513
Acquisition-related costs	—	—	7	2	204
Operating income on non-GAAP basis	$20,095	$14,928	$10,455	$47,849	$30,076

Interest expense on GAAP basis	$(778)	$(776)	$(807)	$(2,355)	$(2,449)
Loss on debt extinguishment	75	31	53	161	118
Interest expense on non-GAAP basis	$(703)	$(745)	$(754)	$(2,194)	$(2,331)

Other income, net on GAAP basis	$98	$118	$205	$649	$333
Excise tax benefit	—	—	—	(315)	—
Gain from sale of business	—	—	(163)	—	(163)
Other	—	—	29	—	8
Other income, net on non-GAAP basis	$98	$118	$71	$334	$178

	Fiscal Quarter Ended			Three Fiscal Quarters Ended
	August 2, 2026	May 3, 2026	August 3, 2025	August 2, 2026	August 3, 2025
Provision for income taxes on GAAP basis	$2,187	$820	$1,145	$3,853	$1,252
Non-GAAP tax reconciling adjustments	931	1,407	223	3,505	2,657
Provision for income taxes on non-GAAP basis	$3,118	$2,227	$1,368	$7,358	$3,909

Net income on GAAP basis	$13,088	$9,310	$4,140	$29,747	$14,608
Amortization of acquisition-related intangible assets	2,006	1,967	2,026	5,942	6,010
Stock-based compensation expense	2,019	2,092	2,322	6,287	5,373
Restructuring and other charges	115	81	213	312	513
Acquisition-related costs	—	—	7	2	204
Loss on debt extinguishment	75	31	53	161	118
Excise tax benefit	—	—	—	(315)	—
Gain from sale of business	—	—	(163)	—	(163)
Other	—	—	29	—	8
Non-GAAP tax reconciling adjustments	(931)	(1,407)	(223)	(3,505)	(2,657)
Net income on non-GAAP basis	$16,372	$12,074	$8,404	$38,631	$24,014

Weighted-average shares used in per share calculations - diluted on GAAP basis	4,887	4,876	4,860	4,884	4,841
Non-GAAP adjustment (1)	50	64	112	61	94
Weighted-average shares used in per share calculations - diluted on non-GAAP basis	4,937	4,940	4,972	4,945	4,935

Net cash provided by operating activities	$14,197	$10,493	$7,166	$32,950	$19,834
Purchases of property, plant and equipment	(532)	(231)	(142)	(1,013)	(386)
Free cash flow	$13,665	$10,262	$7,024	$31,937	$19,448

(1) Non-GAAP adjustment for the number of shares used in the diluted per share calculations excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

BROADCOM INC.
CONDENSED CONSOLIDATED BALANCE SHEETS — UNAUDITED
(IN MILLIONS)

	August 2, 2026	November 2, 2025

ASSETS
Current assets:
Cash and cash equivalents	$23,975	$16,178
Trade accounts receivable, net	13,707	7,145
Inventory	4,523	2,270
Other current assets	9,968	5,980
Total current assets	52,173	31,573
Long-term assets:
Property, plant and equipment, net	3,144	2,530
Goodwill	97,801	97,801
Intangible assets, net	26,325	32,273
Other long-term assets	8,705	6,915
Total assets	$188,148	$171,092

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$4,000	$1,560
Employee compensation and benefits	1,506	2,129
Short-term debt	2,252	3,152
Other current liabilities	13,080	11,673
Total current liabilities	20,838	18,514
Long-term liabilities:
Long-term debt	57,167	61,984
Other long-term liabilities	10,453	9,302
Total liabilities	88,458	89,800

Stockholders’ equity:
Preferred stock	—	—
Common Stock	5	5
Additional paid-in capital	77,330	71,308
Retained earnings	22,151	9,761
Accumulated other comprehensive income	204	218
Total stockholders' equity	99,690	81,292
Total liabilities and equity	$188,148	$171,092

BROADCOM INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS — UNAUDITED
(IN MILLIONS)

	Fiscal Quarter Ended			Three Fiscal Quarters Ended
	August 2, 2026	May 3, 2026	August 3, 2025	August 2, 2026	August 3, 2025

Cash flows from operating activities:
Net income	$13,088	$9,310	$4,140	$29,747	$14,608
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangible and right-of-use assets	2,042	2,002	2,060	6,047	6,116
Depreciation	171	163	142	484	426
Stock-based compensation	2,019	2,092	2,322	6,287	5,373
Deferred taxes and other non-cash taxes	7	(603)	284	(1,051)	(983)
Loss on debt extinguishment	75	31	53	161	118
Non-cash interest expense	65	67	82	204	273
Other	13	3	(23)	31	58
Changes in assets and liabilities, net of acquisitions and disposals:
Trade accounts receivable, net	(2,859)	(2,370)	(937)	(6,544)	(2,066)
Inventory	(195)	(1,366)	(163)	(2,253)	(420)
Accounts payable	1,630	149	136	2,313	(236)
Employee compensation and benefits	372	270	511	(619)	(110)
Other current assets and current liabilities	(2,675)	474	(999)	(2,893)	(1,028)
Other long-term assets and long-term liabilities	444	271	(442)	1,036	(2,295)
Net cash provided by operating activities	14,197	10,493	7,166	32,950	19,834
Cash flows from investing activities:
Proceeds from sale of business	—	—	300	—	300
Purchases of property, plant and equipment	(532)	(231)	(142)	(1,013)	(386)
Purchases of investments	(619)	(23)	(99)	(756)	(261)
Sales of investments	37	39	51	320	147
Other	1	7	(16)	13	(13)
Net cash provided by (used in) investing activities	(1,113)	(208)	94	(1,436)	(213)
Cash flows from financing activities:
Proceeds from long-term borrowings	—	—	6,960	4,474	10,695
Payments on debt obligations	(5,628)	(1,250)	(6,750)	(10,528)	(14,840)
Proceeds from (repayments of) commercial paper, net	—	—	(3,373)	—	488
Payments of dividends	(3,103)	(3,092)	(2,786)	(9,281)	(8,345)
Repurchases of common stock - repurchase program	—	(600)	—	(8,450)	(2,450)
Shares repurchased for tax withholdings on vesting of equity awards	—	—	(58)	—	(3,860)
Issuance of common stock	—	113	—	113	118
Other	(6)	(2)	(7)	(45)	(57)
Net cash used in financing activities	(8,737)	(4,831)	(6,014)	(23,717)	(18,251)

Net change in cash and cash equivalents	4,347	5,454	1,246	7,797	1,370
Cash and cash equivalents at beginning of period	19,628	14,174	9,472	16,178	9,348
Cash and cash equivalents at end of period	$23,975	$19,628	$10,718	$23,975	$10,718

Supplemental disclosure of cash flow information:
Cash paid for interest	$674	$695	$602	$1,988	$1,973
Cash paid for income taxes	$347	$1,099	$822	$2,228	$1,834